Exhibit 10.1

*The following document contains an unofficial translation and such translation has been provided for convenience only*

土地及在建工程购买协议

Land and On-Site Construction Project Purchase Agreement

甲方：哈尔滨鑫达高分子材料有限责任公司

Party A: Harbin Xinda Macromolecule Material Co. Ltd

地址：哈尔滨开发区哈平路集中区大连北路9号。

Address: No. 9 North Dalian Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province 150060, PRC
乙方：哈尔滨晟通工程塑料有限责任公司

Party B: Harbin Shengtong Engineering Plastics Co. Ltd

地址：哈南工业新城，东起新雨路，西至新丰路、北起江南中环路，南至规划线。

Address: South Harbin New Industrial Park, extending as far as Xinyu Road in the east, Xifeng in the west, Jiangnan Middle-Ring Road in the North, and the Planning Line in the South.

鉴于：

Whereas:

甲方为纳斯达克上市公司，现因甲方市场需求增长及扩产需要，需购买土地用于厂房建设，并进一步引进设备提升产能。

Party A, a Nasdaq listed company, has the need to purchase the land for factory construction and further procure equipment in order to expand its production capacity to meet the market demand.

鉴于：

Whereas:

乙方为哈尔滨政府2010年3月招商引资企业，现因乙方项目建设资金紧缺，已无力经营，无法完成既定的项目建设，按哈尔滨政府招商引资政策规定，乙方未按时完成的项目建设，土地应由政府收回，为减少乙方经济损失，满足甲方扩产需要，经政府协调，拟将乙方已经获得198，913.7平方米土地的使用权及土地上的在建工程全部转让给甲方；

Party B is a company designated as an “Investment Promotion Enterprise” by the Government of Harbin in March 2010. Due to its funding shortage, Party B, however, was unable to continue to operate and complete its proposed construction project. Pursuant to Harbin Government’s policies regarding investment promotion, Party B shall return the land use right to the government if it cannot complete the project on schedule. In order to minimize Party B’s loss and meet Party A’s production expansion, the government facilitated the negotiation between both parties and plans to transfer Party B’s land use right of the 198913.7 square meters and all the construction in process to Party A.

基于以上，甲、乙双方通过友好协商，特签订本土地及在建工程购买协议（“本协议”），以规范双方的权利义务。

Based on the friendly consultation between Party A and Party B, both parties have hereby entered into this land and construction project purchase agreement(“the Agreement”)  to prescribe the rights and obligations of both parties.

一、	标的

I  The Subject

乙方根据本协议的条款和条件向甲方转让位于哈南工业新城7-11-8-1号地块，面积为198，913.7平方米土地的使用权以及其地上所有在建工程。

Based on terms and provisions of this agreement, Party B transfers the land-use right of No. 7-11-8-1 Plot of 198913.7 square meters located in South Harbin New Industrial Park and all the construction in process on the land to Party A.

二、	购买金额

Ⅱ. Amount of Purchase and Payment

甲乙双方参照经双方认可有资质的专业评估部门的最终评估结果，评估价格为12，451.53万元。因乙方在建工程不能完全满足甲方厂房、厂区规划设计要求，甲方需进行设计变更并改造，会给甲方造成一定的额外的建设成本，据此，经甲、乙双方友好协商，双方确定上述土地使用权及在建工程成交价格应低于评估价格23.71%计算，即按乙方实际发生金额成交，土地：7，584.58万元（含土地配套费和契税），在建工程：1，915.20万元，总计：9499.78万元人民币，即：玖仟肆佰玖拾玖万柒仟捌佰元整。

With reference to the final results of the appraisal conducted by a qualified professional appraisal firm, which has been acknowledged by both parties, the land use right and the unfinished construction are evaluated at RMB 124,515,300 Because the construction in process needs modification in both design and built-out in order to meet Party A’s requirements, there might be additional construction costs to Party A. After mutual and friendly negotiation between both parties, Party A and Party B agreed to the purchase price at 23.71% discount to the appraisal value, which is equal to the actual cost to Party B. The purchase price of the land use right is RMB 75,845,800 (including infrastructure construction fees and deed tax). The purchase price of the construction in process is RMB 19,152.000. The total purchase price of the land use right and unfinished construction is RMB 94,997,800.

三、付款条件

III Conditions of Payment

1、甲方于本协议签订后五（5）个工作日内支付给乙方91，820.8平方米土地使用权转让金人民币3，501.13万元（“第一笔款项”），乙方在收到第一笔款项三（3）个工作日内将91，820.8平方米土地的土地证提供给甲方；

1. Party A shall pay for the Land Use Right Transfer of RMB 35, 011,300 (“the first payment”) to  Party B for the land of 91,820.8 square meters within five (5) business days after the execution of this Agreement. Party B shall give the certificate of the land use right of 91,820.8 square meters within three (3) business days after Party B receives the first payment.

2、乙方承诺于2011年6月15日前，用收到的第一笔款项办理完成乙方已经获得的107，092.9平方米土地的土地证，土地证办理完成后的五（5）个工作日内，甲方支付给乙方107，092.9平方米土地使用权转让金人民币4，083.45万元（“第二笔款项”），乙方在收到第二笔款项三（3）个工作日内将107，092.9平方米土地的土地证提供给甲方。

2. Party B agreed to obtain the certificate of the land use right (which Party B already owns) of the remaining 107092.9 square meters land by June 15, 2011 with received first payment from Party A. Within five (5) business days after the obtaining the land use right certificate, Party A shall pay RMB 40,834,500 (“the Second Payment) for the transfer of the use right of the 107092.9 square meters land. Within three (3) business days Party B receives the Second Payment, Party B shall give the certificate of the 107092.9 square meters land use right to Party A.

3、乙方应在2011年10月30日前，将以上198，913.7平方米的土地使用权更名至甲方名下，更名完成后三（3）个工作日内，甲方应向乙方支付在建工程款项人民币1，915.20万元（过户时发生的所有契税、手续费均由甲方承担）。

3. Before October 30, 2011, Party B will have the certificate of the 198913.7 square meters land use right transferred to Party A. Three (3) business days after the certificate transfer, Party A shall pay Party B RMB 19,152,000 for the construction in process (the deed tax and fees associated with the certificate transfer shall be borne by Party A).

四、其它约定

IV Other provisions

   甲方应在本协议签订10日内确定设计变更方案，对乙方已经施工的办公楼、围墙、消防、变电、厂区给排水等工程在满足甲方规划设计的前提下尽量不做大的设计变更，以避免重复缴纳前期报建费用和减少工程变更损失。

Party A shall submit the construction design modification plan within ten (10) days after the signing of this agreement and propose minimal designing change to the office buildings, walls, fire security, electricity station, drainage and other infrastructure already constructed to reduce fees already paid for the project construction and costs of the existing construction.

乙方的在建工程能够满足甲方设计使用要求时，乙方已经办理完成的项目前期报建手续费用706.21万元则由甲方负责，反之该费用由乙方负责。

If the existing construction in process constructed by Party B can meet Party A’s designed use requirement, the construction project fees already processed by Party B of RMB 7,062,100 shall be borne by Party A. Otherwise, Party B will bear such costs.

五、陈述与保证

V           Representations and Warranties

（一）双方陈述与保证

Both Parties’ Representations and Warranties

1、双方均有权签署本协议并履行本协议项下各自的义务。

1. Both parties have the right to execute this Agreement and to perform their own obligations specified herein.

2、双方均采取了合理和必要的行为促使本协议的签署及其条款的履行，并获得了促使本协议有效签署及其条款履行的全部许可、批准和授权。

2. Both parties will take reasonable and necessary actions leading to their execution of this Agreement and performance of the provisions hereof, and, except to the extent provided in this Agreement, both parties have obtained all permissions, licenses, consents, approvals and authorizations needed for their execution and performance of this Agreement.

（二）乙方特别陈述与保证

Party B’s Special Representations and Warranties

1、乙方对其本协议项下转让的土地使用权以及其上的在建工程，拥有完整、可交易的所有权并且该土地使用权之上未设立任何他物权。

Party B has the complete, transferable ownership rights over the land use right of the land-in-transfer hereunder and over the construction in process on the land-in-transfer hereunder. No other property right has been established on top of the use right of the land-in-transfer hereunder.

2、不存在任何针对乙方拟转让土地使用权以及其上的在建工程的未决的或潜在的，根据乙方最大程度的了解，可能影响乙方签订或履行本协议能力的诉讼、仲裁、法律或行政或其程序、政府调查。

2. To Party B’s knowledge, there is no existing litigation, arbitration, legal or administrative proceedings, or government investigation against Party B’s intended transfer of the land use right and the construction in process on the land-in-transfer that may cause adverse impact to Party B’s ability to execute or perform this Agreement.

3、无论是本协议的签署或是对本合同项下乙方义务的履行均不与乙方的营业执照或公司章程中的任何条款，或任何法律、规章、法规，任何政府机关、部门的授权或批准，或该公司作为一方或其应遵守的任何合同或协议相冲突，或导致其违约或构成不履行。

3. Either Party B’s execution of this agreement or its performance of the obligations prescribed herein is not in conflict with any provisions of Party B’s business license or its Articles of Incorporation, or any laws, statutes, regulations, or any authorization or approval from government agencies, or any contract/agreement to which the company is a party . None of the above would lead to Party B’s default or failure in fulfilling the agreement.

（三）甲方特别陈述与保证

Party A’s Special Representations and Warranties

甲方对其本协议项下购买的土地使用权以及其上的在建工程，拥有足够的资金支付能力。

Party A has the financial capacity to purchase the land use right of the land-in-transfer hereunder, to purchase the construction in process on the said land.

六、乙方承诺

VI. Party B’s Promises

  1、乙方承诺，在本协议签署之前造成的直接或间接与乙方转让之土地使用权以及其上的在建工程有关的任何争议、权利主张或处罚，全部由乙方承担义务并负责赔偿。上述争议、权利主张或处罚的影响若于本协议签署之后发生，乙方仍持续承担其义务并赔偿甲方因此造成的全部损失。

1. Party B promises that Party B, for the period prior to the execution of this Agreement, is fully responsible for, and solely liable for any restitution due to, any dispute, claim or penalty directly or indirectly related to its transfer of the land use right or that of the construction in process specified herein. If adverse impacts from the foregoing dispute, claim or penalty appear after the execution of this Agreement, Party B shall continue assuming the obligations and any loss caused to Party A.

2、乙方保证将全部土地使用权全部变更至甲方名下，变更时发生的所有契税、手续费均由甲方承担。

2. Party B promises to complete the transfer of all the land use rights to Party A, while Party A shall bear all the deed taxes and processing fees incurred in such name-change procedures.

七、违约赔偿

VII Liquidated Damage
如果乙方不能按甲乙双方约定的时间完成全部土地使用权的过户（不可抗力原因除外），乙方应向甲方支付违约金，违约金应按本协议项下全部价款的日千分之三计算，直到土地使用权过户给甲方。

If Party B fails to complete the land use rights transfer to Party A (unless caused by Force Majeure) in accordance with the schedule as agreed by both parties, Party B shall pay liquidated damage to Party A. Such liquidated damage will be imposed on a daily basis at the rate of 0.3% of the total costs hereunder, until land use rights have been transferred to Party A.

在前述规定的前提下，如果乙方在2011年12月31日前未能完成相关产权过户（不可抗力原因除外），乙方应全额返还甲方已经支付的款项，并累计赔偿至本协议项下全部价款的15%。若乙方违约给甲方造成的实际损失超过甲方应支付的违约金，实际损失与违约金的差额部分应由乙方实际赔偿。

Subject to the foregoing provisions, if Party B fails to complete the transfer of associated property ownership rights prior to December 31, 2011 (unless caused by force majeure), Party B shall fully refund all the paid amounts and also pay a compensation at 15% of the total costs hereunder to Party A. If all the damage/loss caused to Party A by Party B’s default exceeds Party A’s liquidated damage due, Party B shall bear the difference between the actual loss and the liquidated damage.

八、不可抗力

Ⅷ. Force Majeure

1、不可抗力指本协议一方或双方无法控制、无法预见或虽然可以预见但无法避免且在本协议签署之日后发生并使任何一方无法全部或部分履行本协议的任何事件。不可抗力包括但不限于罢工、员工骚乱、爆炸、火灾、洪水、地震及其他自然灾害及战争、民众骚乱、故意破坏、政府主权行为和法律变化致使双方无法继续合作，以及其他重大事件或突发事件的发生。

1. Force Majeure means all events which are beyond the control of either party or both parties hereto, which are unforeseen, unavoidable or insurmountable, and which occur after the execution of this Agreement and prevent either of the parties from fully or partially fulfilling the agreement. Force majeure includes but with no limitation to strikes, employee riots, explosions, fire, flood, earthquake and other natural disasters, and wars, civil disorders, vandalism, impossibility for both parties’ cooperation due to government sovereign acts or legal changes, as well as other significant events or emergencies.

2、当延误和无法履行义务的原因由于外界不可抗力造成时，履行本协议受阻的一方应以最便捷的方式毫无延误地通知对方，并在发生不可抗力事件之日起5日内向对方出具公证机关的证明文件。受到不可抗力影响的一方应采取所有合理行为使损失减少到最低程度，否则将赔偿对方由此造成的损失。

2. If delay or incapability of performing obligations is caused by external force majeure, the performance-impeded party shall notify the other party in the most prompt possible way without delay, and also provide documents from the notary authority to the other party within 5 days of the occurrence of fore majeure. The party affected by force majeure shall take all reasonable actions to minimize losses; otherwise it will bear any damage and loss caused to the other party.

3、各方应根据不可抗力事件对履行本协议的影响，决定是否终止或推迟本协议的履行，或部分或全部免除受阻方在本协议中的义务。

3. Both parties shall decide whether to terminate or delay the performance of this Agreement, or to fully or partially exempt the impeded party from the obligations prescribed herein, according to the impact of force majeure on fulfilling this Agreement.

九、争议解决

IX、Dispute Resolution

   本协议执行过程中，双方发生争议的，应友好协商解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，可以向当地人民法院提起诉讼。

In the course of implementing this Agreement, any dispute shall be settled through friendly consultations between both parties hereto. If a dispute cannot be resolved within 30 days after one party sends a written request for resolution through consultations to the other party, they may bring a suit before the local people’s court.

十、其它

X. Miscellaneous

1、双方可就本协议未约定之事另行达成书面协议进行约定。

1.Both parties may enter into a separate written agreement for matters not covered hereunder.

2、本协议合同一式肆份，甲、乙双方各执两份，具有同等法律效力。

2. This agreement is executed in four originals, with two to Party A and two to Party B, all of which have the same legal effects.

3、本协议自双方签字并盖章之日起生效。

3. This agreement shall become effective from the date of its execution by both parties hereto.

签字页：

Signature Page:

本协议自双方授权代表在以下签字并盖章之日起生效。

This Agreement shall take effect from the date of its following execution by the duly authorized representatives of both parties hereto.

甲方：哈尔滨鑫达高分子材料有限责任公司

Party A: Harbin Xinda Macromolecule Material Co. Ltd

签署：

By:       /s/ Jie Han

姓名：韩杰

Name: Jie Han

职务：董事长

Title: Chairman

日期：2011年5月9日

Date: May 9, 2011

乙方：哈尔滨晟通工程塑料有限责任公司

Party B: Harbin Shengtong Engineering Plastics Co. Ltd

签署：

By：  /s/ Xigang Chen

姓名：陈希刚

Name: Xigang Chen

Title: General Manager

日期：2011年5月9日

Date: May 9, 2011